                                                                      Exhibit 10
[LOGO OF LINCOLN LIFE AMERICAN LEGACY(R) APPEARS HERE]


Application for Variable Life Insurance





Lincoln National Life Insurance Co.
PO Box 2348
Fort Wayne IN 46801-2348
Tel. (800) 443-8137

Lincoln National Life Insurance Co. is a part of Lincoln National Corp.

================================================================================
6.  Premium

(a) Premium $              (b) [_] Single [_] Annual [_] Semi-  [_] Quarterly
             ------------                                Annual
                               [_] Monthly EFT

(c) Should the policy be allowed to become a Modified Endowment Contract?
    [_] Yes       [_] No

(d) Premium allocation - American Variable Insurance Series (Use whole % only. Each elected subaccount must be at least 10%. Total of all subaccounts must equal 100%)

Allocation  Subaccount            Allocation  Subaccount                     Allocation  Subaccount
          % General Account (LNL)           % U.S. Govt/AAA-rated securities           % International
----------                        ----------                                 ----------
          % Growth                          % Global Growth                            % Bond
----------                        ----------                                 ----------
          % Growth-Income                   % Cash Management                          %
----------                        ----------                                 ----------  -----------------
          % High Yield Bond                 % Asset allocation                         %
----------                        ----------                                 ----------  -----------------

================================================================================
7.  Underwriting Information

(a) In the past 2 years have you: flown as a pilot or student pilot; participated in vehicle racing, sky or scuba diving, or hang gliding; or had
    any violations or had your license suspended?                 [_] Yes [_] No
    If "Yes," circle all that apply

(b) In the next 2 years do you plan to travel or reside outside the USA or
    Canada?                                                       [_] Yes [_] No
    If "yes," where, why, and for how long?



(c) In the past 10 years have you been declined or charged an extra premium for life or health insurance?
    If "Yes," give details                                        [_] Yes [_] No



(d) Have you ever been diagnosed as having or been treated for Acquired Immune Deficiency Syndrome (AIDS) by a member of the medical profession, or tested positive for antibodies to the Human Immunodeficiency Virus (HIV)?
                                                                  [_] Yes [_] No

(e) Have you ever used any form of tobacco or other nicotine-based product?
                                                                  [_] Yes [_] No
    If "Yes," Date last used (month & year)
                                            -----------
    Type of product                                     Quantity per day
                    --------------------------------                     -------
(f) Height         ft.         in.                  (g) Weight         lbs.
            -------     -------                               ---------

================================================================================
Answer questions (h) through (l) only if no insurance physical or blood profile is required.

(h) Are you currently taking any medications? If "Yes," give name of medication
    being taken.                                                  [_] Yes [_] No



(i) In the past 10 years have you had: high blood pressure or heart disease; a stroke; cancer; diabetes; nervous or respiratory disorder; or kidney disease? If "Yes," circle the applicable item and give details, including dates, condition, names and addresses of doctors and hospital and current
    status.                                                       [_] Yes [_] No



(j) In the past 10 years have you; used alcohol to excess; received or been advised to receive treatment for alcohol or drug abuse; or used or been
    convicted for the use or possession of drugs?                 [_] Yes [_] No

(k) In the past 10 years have you: had or been treated for any condition not listed above; or been hospitalized or had surgery for any reason not given above? If "Yes," circle, the applicable item and give details, including dates, condition, names and addresses of doctors and hospital, and current
    status.                                                       [_] Yes [_] No



(l) Do you have a regular physician? If "Yes," complete (1), (2) & (3) below.
                                                                  [_] Yes [_] No
    (1) Physician's name
        ----------------------------------------------------------
        Address
        ----------------------------------------------------------
    (2) Date last consulted
                           --------------------
    (3) Reason & results:

Agreement continued

6. If money was collected with this application, I have received and read the Conditional Receipt and agree to its terms, conditions, and limits. They have been fully explained to me by the agent or broker.

7. Applies only if telephone transfers are authorized in section 9
   I agree that Lincoln Life is not liable for any loss arising from any telephone transfers or change in allocation of future premium payments which are made upon the telephone instructions of any person who can furnish proper identification.

8. Applies only if application is made for the accelerated benefit rider in section 10
   I acknowledge that I have received the terminal illness accelerated benefit election disclosure information form from my agent/broker.
--------------------------------------------------------------------------------
Authorization

I, the proposed insured, authorize:

1. The disclosure of medical and other relevant information about me, or any of my children to be insured, for the purpose of determining eligibility for insurance.

2. The following to disclose such information to Lincoln Life, its reinsurers, and any agents, attorneys, or insurance support organizations acting on its behalf, and to testify as to such information, all to the extent permitted by law: any physician, medical professional, hospital, clinic, or other medical or any medically related facility; any insurance or reinsurance company; any consumer reporting agency; any insurance support organization; any employer; the Medical Information Bureau, Inc. (MIB); or any other person, organization, or institution that has any records or knowledge of me, or of my children to be insured, or of our health.

I under that Lincoln Life may release this information to its reinsuring companies, and may make a brief report to the MIB, Inc. I agree that this Authorization will be valid for two years and six months from the date shown below, and that a photocopy of it will be as valid as the original. I know that I may receive a copy of this Authorization upon request.

I acknowledge that I have received the Investigative Consumer Reports notice, the Privacy Notice, and the Important Notice attached to this application.
--------------------------------------------------------------------------------
Signatures

The signatures below indicate acceptance of the "Agreement", "Authorization", and "Acceptance of Home Office Changes to Application" sections above.

Signature of proposed insured (if a minor, signature of legal guardian) X
--------------------------------------------------------------------------------
Signature of applicant (if other than proposed insured) X
--------------------------------------------------------------------------------
       Date of birth of applicant
       -------------------------------------------------------------------------
       Relationship of applicant to proposed insured
       -------------------------------------------------------------------------
Signature of owner (if other than proposed insured or applicant) X
--------------------------------------------------------------------------------
                   CITY                STATE                 DATE
Signed at                                              On
--------------------------------------------------------------------------------

I certify that I have truly and accurately recorded on this application the information supplied by the proposed insured and/or applicant.

Signature of agent/broker X                               Date
--------------------------------------------------------------------------------

[LETTERHEAD OF LINCOLN LIFE AMERICAN LEGACY APPEARS HERE]

================================================================================
Conditional Receipt
NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT ARE MET. NO AGENT OR BROKER HAS THE AUTHORITY TO ALTER OR WAIVE ANY OF ITS TERMS OR CONDITIONS.

NO AGENT OR BROKER IS AUTHORIZED TO TAKE A DEPOSIT OR ISSUE THIS RECEIPT, AND NO INSURANCE IS PROVIDED, IF THE PROPOSED INSURED HAS WITHIN THE PAST 12 MONTHS BEEN TREATED FOR OR HAD HEART DISEASE, STROKE, CANCER, OR DIABETES.

CONDITIONS WHICH MUST BE MET BEFORE INSURANCE MAY BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY:

1. An amount equal to: at least one full planned modal premium if the policy applied for will provide for planned periodic premiums to be paid; or at least the full single premium if the policy applied for is a single premium policy;

2. All medical examinations, test, x-rays, and electrocardiograms required by Lincoln Life's rules must be completed within 60 days from the date of this receipt;

3. Each person proposed for coverage must be, on the effective date indicated below, a risk acceptable to Lincoln Life exactly as applied for according to Lincoln Life's rules and practices, without modification of plan, premium rate, or amount of coverage;

4. On the effective date the state of health and all factors affecting the insurability of each person proposed for coverage must be as stated in applications required by the company; and

5. The application may NOT request an amount of insurance on each person proposed for coverage that exceed $600,000, including accidental death benefit.

EFFECTIVE DATE: If all conditions above are met, then insurance, subject to all terms and conditions of the policy applied for (as if the policy applied for had already been issued and delivered), will become effective on the later of:
(a) the date of the application: or (b) the date of completion of all underwriting requirements stated in (2) above; or (c) any date of issue requested in the application.

IMPORTANT NOTE: On each person proposed for coverage, the amount of insurance, including accidental death benefit, which may become effective prior to delivery of the policy applied for will not exceed the lower of: (a) the amount of insurance applied for on this application; or (b) $600,000.

IF ANY OF THE ABOVE CONDITIONS ARE NOT MET, THE LIABILITY OF THE COMPANY WILL BE LIMITED TO THE RETURN OF THE AMOUNT OF MONEY SUBMITTED.

I have read the Conditional Receipt, and I understand and agree to its terms, conditions, and limits, These have been fully explained to me by the agent or broker.

Signature of applicant X                                       Date
--------------------------------------------------------------------------------

Any check for which this Conditional Receipt is issued must be made payable to Lincoln Life. Do not make check payable to the agent or leave the payee blank.

Received   [_] Cash  [_] Check  $        From
                                 --------     ----------------------------------
On            in connection with an application for life insurance, including
   ----------
any riders for which application has been made.

Signature of agent/broker X                                    Date
--------------------------------------------------------------------------------

================================================================================
Electronic Fund Transfer Authorization (Complete information, sign and date authorization, attach blank check marked
                                        "VOID")

Proposed Insured              Bank name
--------------------------------------------------------------------------------

I authorize Lincoln National Life Insurance Co. (Lincoln Life) to collect premiums and other payments by electronic fund transfer, or to effect a charge by any other commercially accepted practice. The enclosed blank check (marked "VOID") is drawn on the account from which deductions are to be made. This Authorization will apply to any conversion, renewal, or change later made in the policy, and in no way affects the terms of the policy.

If I change my financial institutions or my account number, or want to discontinue this agreement, I agree to give 30 days notice to Lincoln Life, Notice to the financial institution only is not sufficient. Lincoln Life may terminate this agreement if any debit is not paid upon presentation. Any debit returned to Lincoln Life marked "insufficient funds" or "uncollected funds" will automatically be processed against the account a second time. Lincoln Life assumes no responsibility for bank charges or, in the case of Variable Universal Life, for investment losses on these debits.

Signature of bank account owner X                        Date
--------------------------------------------------------------------------------

[LETTERHEAD OF LINCOLN LIFE AMERICAN LEGACY APPEARS HERE]

================================================================================
Conditional Receipt

NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT ARE MET. NO AGENT OR BROKER HAS THE AUTHORITY TO ALTER OR WAIVE ANY OF ITS TERMS OR CONDITIONS.

NO AGENT OR BROKER IS AUTHORIZED TO TAKE A DEPOSIT OR ISSUE THIS RECEIPT, AND NO INSURANCE IS PROVIDED, IF THE PROPOSED INSURED HAS WITHIN THE PAST 12 MONTHS BEEN TREATED FOR OR HAD HEART DISEASE, STROKE, CANCER, OR DIABETES.

CONDITIONS WHICH MUST BE MET BEFORE INSURANCE MAY BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY:

1. An amount equal to: at least one full planned modal premium if the policy applied for will provide for planned periodic premiums to be paid; or at least the full single premium if the policy applied for is a single premium policy;

2. All medical examinations, tests, x-rays, and electrocardiograms required by Lincoln Life's rules must be completed within 60 days from the date of this receipt;

3. Each person proposed for coverage must be, on the effective date indicated below, a risk acceptable to Lincoln Life exactly as applied for according to Lincoln Life's rules and practices, without modification of plan, premium rate, or amount of coverage;

4. On the effective date the state of health and all factors affecting the insurability of each proposed for coverage must be as stated in applications required by the company; and

5. The application may NOT request an amount of insurance on each person proposed for coverage that exceed $600,000, including accidental death benefit.

EFFECTIVE DATE: If all conditions above are met, then insurance, subject to all terms and conditions of the policy applied for (as if the policy applied for had already been issued and delivered), will become effective on the later of: (a) the date of the application; or (b) the date of completion of all underwriting requirements stated in (2) above; or (c) any date of issue requested in the application.

IMPORTANT NOTE: On each person proposed for coverage, the amount of insurance, including accidental death benefit, which may become effective prior to delivery of the policy applied for will not exceed the lower of: (a) the amount of insurance applied for on this application; or (b) $600,000.

IF ANY OF THE ABOVE CONDITIONS ARE NOT MET, THE LIABILITY OF THE COMPANY WILL BE LIMITED TO THE RETURN OF THE AMOUNT OF MONEY SUBMITTED.

I have read the Conditional Receipt, and I understand and agree to its terms, conditions, and limits. These have been fully explained to me by the agent or broker.

Signature of applicant X                                  Date
--------------------------------------------------------------------------------

Any check for which this Conditional Receipt is issued must be made payable to Lincoln Life, Do not make check payable to the agent or leave the payee blank.

Received   [ ] Cash  [ ] Check $       From
                                ------     -------------------------------------
On            in connection with an application for life insurance, including
   ----------
any riders for which application has been made.

Signature of agent/broker X                                Date
--------------------------------------------------------------------------------

================================================================================
Electronic Fund Transfer Authorization (Complete information, sign and date authorization, attach blank check marked
                                        "VOID".)

Proposed Insured                       Bank name
--------------------------------------------------------------------------------

I authorize Lincoln National Life Insurance Co. (Lincoln Life) to collect premiums and other payments by electronic fund transfer, or to effect a charge by any other commercially accepted practice. The enclosed blank check (marked "VOID") is drawn on the account from which deductions are to be made. This Authorization will apply to any conversion, renewal, or change later made in the policy, and in no way affects the terms of the policy.

If I change my financial institution or my account number, or want to discontinue this agreement, I agree to give 30 days notice to Lincoln Life. Notice to the financial institution only is not sufficient. Lincoln Life may terminate this agreement if any debit is not paid upon presentation. Any debit returned to Lincoln Life marked "insufficient funds" or "uncollected funds" will automatically be processed against the account a second time. Lincoln Life assumes no responsibility for bank charges or, in the case of Variable Universal Life, for investment losses on these debits.

Signature of bank account owner X                          Date
--------------------------------------------------------------------------------
                                 Customer copy

[LETTERHEAD OF LINCOLN LIFE AMERICAN LEGACY(R) APPEARS HERE]

--------------------------------------------------------------------------------
Investigative Consumer Reports

As part of our regular underwriting procedure, an investigative consumer report may be obtained which will provide applicable information concerning character, general reputation, personal characteristics, and mode of living. This information will be obtained through personal interviews with your friends, neighbors, and associates. You may (1) request to be personally interviewed and/or (2) request a copy of the investigative consumer report. Further information on the nature and scope of the report will be provided upon written request to the Underwriting Manager, Lincoln Life, PO Box 2348, Fort Wayne, Indiana 46801-2348. You may receive a copy of such reports by mailing a written request to us, your agent, or the reporting agency, after proper identification.

Privacy Notice

Personal information may be collected from persons other than you. Such information, as well as other personal or privileged information subsequently collected by us or your agent, may in certain circumstances be disclosed to third parties without authorization. You have a right of access and correction with respect to all personal information collected. A detailed notice of information practices will be furnished to you upon request.

Important Notice

The underwriting process (evaluation and classification of risks) is necessary to ensure reasonable cost of insurance and provide a mechanism by which policyholders pay their fair share of the cost. In considering your application, information from various sources is considered. These sources include your own statements, the results of your physical examination (if required), and any reports we obtain from doctors or medical facilities where you have received treatment or consultation.

Information regarding your insurability and/or any past or future claims will be treated as confidential. We, or our reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, Inc., a non-profit corporation, which operates as an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply that company with the information it may have in its file.

Upon receipt of a request from you, the Bureau will arrange the disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is: Post Office Box 105, Essex Station, Boston, MA 02112; telephone number (617) 423-3660. We, or our reinsurers, may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim may be submitted.

--------------------------------------------------------------------------------
Agreement  I understand and agree that:

1. This application is made up of Part One, Part One R if completed, Part Two is required by Lincoln National Life Insurance Co. (Lincoln Life), and any supplement to the application if required by Lincoln Life. The application, any policy issued as a result of it, and any papers attached to the policy by Lincoln Life will form the entire contract of insurance.

2. Only an officer of Lincoln Life (the President, a Vice President, the Secretary, or an Assistant Secretary) may make or alter any contract or agree not to enforce any of Lincoln Life's rights. No agent, broker, or medical examiner is authorized to accept risks, pass on insurability, make or alter contracts, or waive any of Lincoln Life's other rights or requirements. Notice to, or knowledge imputed to, any agent, broker, or medical examiner will not be notice to, or knowledge imputed to, Lincoln Life unless it is set out in writing in this application.

3. I have read the statements and answers in this application. To the best of my knowledge and belief, they are true, complete, and correctly stated. They will be the basis for any policy issued based on this application.

4. Acceptance of the policy will mean acceptance of its terms and ratification of any changes noted on the "Home Office Corrections and Additions" form 220ENDORSE in the policy to which this application is attached. The following changes must be agreed to by me in writing: age at issue; plan or amount of insurance; premium; classification of risks; or added benefits.

5. Unless the policy becomes effective as specified in the Conditional Receipt attached to this application, Lincoln Life will incure no liability until:
    (1) any policy applied for has been delivered to and accepted by me; and (2) the first premium is paid. When I accept the policy, the state of health of the proposed insured, or any other factor affecting insurability, must be the same as set forth in this application.

6. If money was collected with this application, I have received and read the Conditional Receipt and agree to its terms, conditions, and limits. They have been fully explained to me by the agent or broker.

7.  Applies only if telephone transfers are authorized in section 9
    I agree that Lincoln Life is not liable for any loss arising from any telephone transfers or change in allocation of future premium payments which are made upon the telephone instructions of any person who can furnish proper identification.

8.  Applies only if application is made for the accelerated benefit rider in section 10
    I acknowledge that I have received the terminal illness accelerated benefit election disclosure information form from my agent/broker.

              THIS PAGE MUST BE DELIVERED TO THE PROPOSED INSURED